Exhibit 99.1

Investor Contact:

Charlotte McLaughlin

Vice President, Investor Relations

(404) 853-1456

investorrelations@acuitybrands.com

Media Contact:

April Appling

Vice President, Corporate Communications

corporatecommunications@acuitybrands.com

Acuity Announces Agreement to Acquire QSC, LLC

Expanding Intelligent Spaces Addressable Market into Cloud-Manageable Audio, Video & Control Platform with Broad Applications

•	QSC, LLC is a Leader in the Strategically Adjacent and Growing Audio, Video and Control Industry

•	Transaction Expected to Close in the Second Quarter of Fiscal 2025 and be Accretive to Acuity Brands Fiscal 2025 Full-Year Adjusted Diluted Earnings per Share

ATLANTA, October 24, 2024 - Acuity Brands, Inc. (NYSE: AYI) (the “Company” or “Acuity”), a market-leading industrial technology company, has reached a definitive agreement to acquire QSC, LLC (“QSC”) for a purchase price of $1.215 billion, or $1.1 billion net of approximately $100 million in present value of expected tax benefits. The net purchase price represents approximately 14 times QSC’s estimated EBITDA for the last twelve months ending August 31, 2024. It is expected to be accretive to Acuity’s’ fiscal 2025 full-year adjusted diluted earnings per share.

“In our Intelligent Spaces business we are delivering meaningful outcomes for end users that are powered by disruptive technologies and that generate strong financial results,” said Neil Ashe, Chairman, President and Chief Executive Officer of Acuity Brands, Inc. “QSC has built a differentiated cloud-manageable audio, video and control platform that controls what happens in a built space. Our acquisition of QSC builds on our vision of data interoperability as we continue to make spaces smarter, safer and greener.”

QSC is a disrupter in a large and transforming AV&C industry. It provides a cloud-manageable audio, video and control platform that includes controls, sensors and software with broad applications across multiple end-markets including education, commercial, hospitality, government, healthcare and transportation. QSC delivered sales of approximately $535 million for the twelve months ending August 31, 2024.

“We are excited to be joining a company that is aligned around our long-term mission and shares our values,” said Joe Pham, Chairman and Chief Executive Officer of QSC. “Our shared vision of how we can leverage data with our technology solutions will elevate our ability to service our end-users and drive growth.”

Acquisition Financing and Close

We anticipate funding the transaction using $600 million of term loan financing and the remainder with cash on the Balance Sheet.

The transaction is expected to close in the second-quarter of fiscal 2025, subject to customary closing conditions, including, among others, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Allen & Company LLC is serving as financial advisor to Acuity and Baker McKenzie is providing external legal counsel. JPMorgan Chase Bank, N.A. and Bank of America, N.A. are leading the financing.

About Acuity Brands

Acuity Brands, Inc. (NYSE: AYI) is a market-leading industrial technology company. We use technology to solve problems in spaces, light, and more things to come. Through our two business segments, Acuity Brands Lighting and Lighting Controls (ABL) and the Intelligent Spaces Group (ISG), we design, manufacture, and bring to market products and services that make a valuable difference in people’s lives.

We achieve growth through the development of innovative new products and services, including lighting, lighting controls, building management solutions, and location-aware applications. We achieve customer-focused efficiencies that allow us to increase market share and deliver superior returns. We look to aggressively deploy capital to grow the business and to enter attractive new verticals.

Acuity Brands, Inc. is based in Atlanta, Georgia, with operations across North America, Europe, and Asia. The Company is powered by over 12,000 dedicated and talented associates. Visit us at www.acuitybrands.com

About QSC, LLC

Founded over five decades ago, QSC, LLC is a globally recognized leader in the design, engineering, and manufacturing of award-winning solutions and services.

Leading the company’s success is Q-SYS, a cloud-first platform for audio, video, and control, built on a modern, standards-based IT architecture. With established solutions across Corporate, Education, Hospitality, Venues, Events, Cinema, Government, Healthcare, and Transportation, Q-SYS is redefining possibilities for live, hybrid, and virtual experiences.

QSC Audio complements these offerings with high-performance loudspeakers, digital mixers, power amplifiers, software, and accessories. These solutions empower creators, performers, and entertainment providers to confidently deliver impactful experiences for their audiences.

The company is headquartered in Costa Mesa in the United States, with an international presence in Europe and Asia and employs around 900 associates. More information can be found at www.qsc.com.

Non-GAAP Disclosure

This news release includes reference to the following non-generally accepted accounting principles (“GAAP”) financial measures: earnings before interest, taxes, depreciation, and amortization (“EBITDA”), and adjusted diluted earnings per share. The most directly comparable GAAP measure for EBITDA is “net income”, which includes the impact of net interest expense, income taxes, depreciation, and amortization of acquired intangible assets, and the most directly comparable GAAP measure for adjusted diluted earnings per share is diluted earnings per share.

Management typically uses these measures for internal reviews of performance and measures for baseline comparative operational analysis, decision making, and other activities. Management believes these non-GAAP measures provide greater comparability and enhanced visibility into results of operations as well as comparability with many of its peers, especially those companies focused more on technology and software. Non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, results prepared in accordance with GAAP.

Forward-Looking Information

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “believe,” “intend,” “anticipate,” “indicative,” “projection,” “predict,” “plan,” “may,” “could,” “should,” “would,” “potential,” and words of similar meaning, as well as other words or expressions referencing future events, conditions, or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to the acquisition, the acquisition financing, the Company’s plans, goals, intentions, strategies, or financial outlook, including whether the acquisition is accretive, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Forward-looking statements are not guarantees of future performance. Our forward-looking statements are based on our current beliefs, expectations, and assumptions, which may not prove to be accurate, and are subject to known and unknown risks and uncertainties, many of which are outside of our control. These risks and uncertainties could cause actual results to differ materially from our historical experience and management’s present expectations or projections. These risks and uncertainties are discussed in our filings with the U.S. Securities and Exchange Commission, including our most recent annual report on Form 10-K (including, but not limited to, Part I, Item 1A Risk Factors), quarterly reports on Form 10-Q, and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. You are cautioned not to place undue reliance on any forward-looking statements. Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, whether as a result of new information, future events, or otherwise.

3